UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________________

Date of Report (Date of earliest event reported): May 15, 2020

QS Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23902 FM 2978
Tomball, Texas	77375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 845-3581

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240. 12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In response to the impact of coronavirus disease 2019 (“COVID-19”), on March 25, 2020, the U.S. Securities and Exchange Commission issued an order (“Order”) granting exemptions from certain provisions of the Securities Exchange Act of 1934 (“Exchange Act”) and rules thereunder related to, among other things, timely reporting for certain public companies concerning reports due between March 1, 2020, and July 1, 2020, including periodic reports due during that period on Form 10-Q. QS Energy Inc.’s (“Company”) Form 10-Q filing for the period ended March 31, 2020, was due on May 15, 2020. In accordance with the Order, that filing may be delayed for up to 45 days, from the original due date. Thus, under the Order, the Company’s Form 10-Q for the period ended March 31, 2020, may now be filed on a date no later than June 29, 2020.

In accordance with the Order, the Company is furnishing this Current Report on Form 8-K to indicate the Company’s reliance on the Order to delay the filing of its periodic report on Form 10-Q for the period ended March 31, 2020, to a date no later than June 29, 2020, although the Company anticipates that it will be able to file the aforementioned report on Form 10-Q on a date no later than June 1, 2020.

The Company has been unable to file its Form 10-Q for the period ended March 31, 2020 due to temporary COVID-19 related disruptions in access to records and information. These disruptions impacted our ability to complete and deliver accurate financial reports and records to the Company’s independent auditors with sufficient time to complete their review in advance of the May 15, 2020 filing deadline.

The COVID-19 outbreak has had a significant negative financial impact across a wide spectrum of industries, both in terms of operations and access to operating capital which pose risks to the Company and may impact our ability to complete work on our AOT Technology and restart testing at the demonstration site. To date, we have experienced some delays in our supply chain. Adjusting for these delays, we now anticipate testing will restart in June 2020. However, COVID-19 may continue to impact our supply chain and our ability to deliver equipment to the test site in June 2020. Though we have not been made aware of any COVID-19 restrictions at the demonstration site, implementation of such restrictions could impact our ability to restart testing or our ability to operate on-site at the demonstration project. In addition, impacts of COVID-19 on the financial markets have negatively impacted the Company’s access to operating capital such that we may be unable to raise sufficient working capital to complete our AOT Technology testing and to fund ongoing operations.

Forward-Looking Statements

The Registrant cautions you that statements included in this Current Report on Form 8-K (including the exhibit hereto) that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on current expectations, estimates and projections about our business based in part on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those set forth our periodic reports filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Registrant undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020	QS ENERGY, INC.

By: /s/ Michael McMullen
Name: Michael McMullen
Title: CFO

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